                                                                 EXHIBIT 10.23

                           FIRST AMENDMENT AND CONSENT

       FIRST AMENDMENT AND CONSENT (this "AMENDMENT"), dated as of August 26, 1999, among PACKAGING CORPORATION OF AMERICA, a Delaware corporation ("PCA"), the Lenders from time to time party to the Credit Agreement referred to below, J.P. MORGAN SECURITIES INC. and DEUTSCHE BANK SECURITIES INC. (as successor to BT Alex. Brown Incorporated), as Co-Lead Arrangers (in such capacity, each a "CO-LEAD ARRANGER" and, collectively, the "CO-LEAD ARRANGERS"), BANKERS TRUST COMPANY, as Syndication Agent (in such capacity, the "SYNDICATION AGENT"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :
                              - - - - - - - - - - -

       WHEREAS, PCA, the Lenders, the Co-Lead Arrangers, the Syndication Agent and the Administrative Agent are parties to a Credit Agreement, dated as of April 12, 1999 (as in effect on the date hereof, the "CREDIT AGREEMENT");

       WHEREAS, subject to the terms and conditions of this Amendment, parties hereto wish to amend the Credit Agreement as herein provided;

       NOW, THEREFORE, it is agreed:

       I.     AMENDMENTS TO CREDIT AGREEMENT.

       1. Section 4.02(e) of the Credit Agreement is hereby amended by inserting the following new clause (u) immediately after the text "(other than" appearing in said Section:

       "(u)   so long as no Default or Event of Default is in existence on the date of receipt thereof, the proceeds received by the Borrower from the Permitted Primary Offering to the extent (and only to the extent) same are applied within 60 days of the date of receipt thereof to the redemption of then outstanding Borrower PIK Preferred Stock (and the payment of accrued and unpaid dividends thereon and all related redemption premiums) in accordance with the relevant provisions of the Borrower Preferred Stock Documents and this Agreement and the payment of the reasonable fees and expenses incurred in connection with the Permitted Primary Offering,".

       2. Section 9.03 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (ix) of said Section,
(ii) deleting the period at the end of clause (x) of said Section and inserting the text "; and" in lieu thereof and (ii) inserting the following new clause
(xi) at the end of said Section:

       "(xi) so long as no Default or Event of Default is then in existence or would exist after giving effect thereto, the Borrower may utilize the proceeds of the Permitted Primary

Offering to redeem Borrower PIK Preferred Stock and pay all accrued and unpaid dividends thereon and all redemption premiums in respect thereof."

       3. Section 11.01 of the Credit Agreement is hereby amended by inserting the following definition in said Section in appropriate alphabetical order:

       "PERMITTED PRIMARY OFFERING" shall mean the issuance by PCA on or prior to December 31, 1999 of shares of Borrower Common Stock pursuant to a fully underwritten public offering.


       II.    MISCELLANEOUS PROVISIONS.

       1. In order to induce the Lenders to enter into this Amendment, the Borrower represents and warrants that:

       (a) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below), both immediately before and immediately after giving effect to this Amendment; and

       (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both immediately before and immediately after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

       2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

       3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with PCA and the Administrative Agent.

       4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

       5. This Amendment shall become effective on the date (the "FIRST AMENDMENT EFFECTIVE DATE") when each of the Borrower, the Administrative Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

       6. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                    * * *

       IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                         PACKAGING CORPORATION OF AMERICA


                                         By: /s/ Richard B. West
                                            ---------------------------------
                                            Title: Chief Financial Officer

                                         MORGAN GUARANTY TRUST COMPANY OF
                                         NEW YORK, INDIVIDUALLY AND AS
                                         ADMINISTRATIVE AGENT

                                         By:  /s/ Colleen Galle
                                            ---------------------------------
                                            Title:  Vice President

                                         J.P. MORGAN SECURITIES, INC.,
                                         AS CO-LEAD ARRANGER

                                         By:  /s/ Douglas A. Cruikshank
                                            ---------------------------------
                                            Title:  Vice President

                                         DEUTSCHE BANC ALEX BROWN INCORPORATED,
                                          AS A CO-LEAD ARRANGER

                                         By:  /s/ Loretta C. Summers
                                            ----------------------------------
                                            Title:   MD

                                         BANKERS TRUST COMPANY,
                                          INDIVIDUALLY AND AS SYNDICATION
                                          AGENT

                                         By:  /s/ Robert R. Telesca
                                            ----------------------------------
                                            Title:    Assistant Vice President

                                         GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                         INDIVIDUALLY AND AS DOCUMENTATION AGENT


                                         By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                         ABN AMRO BANK N.V.


                                         By:    /s/ Christian H. Sievers
                                            ----------------------------------
                                            Title:  Senior Vice President



                                         By:    /s/ Wayne Rancourt
                                            ----------------------------------
                                            Title:  Vice President

                                         AERIES FINANCE LTD.


                                         By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                         AIM STRATEGIC INCOME FUND

                                         By: INVESCO (NY) INC.,
                                             AS INVESTMENT ADVISOR

                                             By:
                                                Name:
                                                Title:

                ALLIANCE INVESTMENT OPPORTUNITIES FUND, L.L.C.

                By:      ALLIANCE INVESTMENT OPPORTUNITIES MANAGEMENT,
                         L.L.C.,
                         AS MANAGING MEMBER

                By:      ALLIANCE CAPITAL MANAGEMENT, L.P.,
                         AS MANAGING MEMBER

                By:      ALLIANCE CAPITAL MANAGEMENT CORPORATION,
                         AS GENERAL PARTNER


                By:
                     --------------------------------------------
                     Name:
                     Title:

                ALLSTATE INSURANCE COMPANY


                By:    /s/ Jerry D. Zinkula
                     --------------------------------------------
                     Title:  Authorized Signatory



                By:    /s/ Patricia W. Wilson
                     --------------------------------------------
                     Title:  Authorized Signatory

                ALLSTATE LIFE INSURANCE COMPANY


                By:    /s/ Jerry D. Zinkula
                     --------------------------------------------
                     Title:  Authorized Signatory



                By:   /s/ Patricia W. Wilson
                     --------------------------------------------
                     Title:  Authorized Signatory

                AMARA-1 FINANCE LTD.


                By:
                     --------------------------------------------
                     Name:
                     Title:

                AMARA-2 FINANCE LTD.


                By:
                     --------------------------------------------
                     Name:
                     Title:

                ARCHIMEDES FUNDING II, LTD.

                By:      ING CAPITAL ADVISORS LLC,
                         AS COLLATERAL MANAGER


                         By:  /s/ Michael J. Campbell
                             --------------------------------------------
                             Title:   Senior Vice President &
                                      Portfolio Manager

                ARCHIMEDES FUNDING, L.L.C.

                By:      ING CAPITAL ADVISORS LLC,
                         AS COLLATERAL MANAGER


                         By:   /s/ Michael J. Campbell
                             --------------------------------------------
                             Title:   Senior Vice President &
                                      Portfolio Manager

                ARES LEVERAGED INVESTMENT FUND, L.P.

                By:      ARES MANAGEMENT, L.P.,
                         ITS GENERAL PARTNER


                By:
                     --------------------------------------------
                     Name:
                     Title:

                ARES LEVERAGED INVESTMENT FUND II, L.P.

                By:      ARES MANAGEMENT II, L.P.,
                         ITS GENERAL PARTNER


                By:
                     --------------------------------------------
                     Name:
                     Title:

                ATHENA CDO, LIMITED

                By:      PACIFIC INVESTMENT MANAGEMENT COMPANY,
                         AS ITS INVESTMENT ADVISOR


                By:    /s/ Mohan V. Phansalker
                     --------------------------------------------
                     Title:  Senior Vice President

                BANK OF MONTREAL


                By:
                     --------------------------------------------
                     Name:
                     Title:

                THE BANK OF NOVA SCOTIA


                By:    /s/ F. C. H. Ashby
                     --------------------------------------------
                     Title:  Senior Manager Loan Operations

                BANK POLSKA KASA OPIEKI, S.A.-PEKAO S.A. GROUP


                By:    /s/ Barry W. Henry
                     --------------------------------------------
                     Title:  Vice President

                BANK UNITED


                By:    /s/ Phil Green
                     --------------------------------------------
                     Title:  Director Commercial Syndications

                BANKBOSTON, N.A. AS TRUST
                     ADMINISTRATOR FOR LONGLANE
                     MASTE TRUST IV


                By:    /s/ Liam G. Stokes
                     --------------------------------------------
                     Title:  Director

                BANQUE WORMS CAPITAL CORPORATION


                By:
                     --------------------------------------------
                     Name:
                     Title:

                BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH


                By:    /s/ Sylvia K. Cheng
                     --------------------------------------------
                     Title:  Director



                By:    /s/ Carlo Lamberti
                     --------------------------------------------
                     Title:  Associate Director

                BEAR STEARNS INVESTMENT PRODUCTS INC.


                By:
                     --------------------------------------------
                     Name:
                     Title:

                BEDFORD CDO, LIMITED

                By:      PACIFIC INVESTMENT MANAGEMENT COMPANY,
                         AS ITS INVESTMENT ADVISOR

                By:      PIMCO Management Inc., a general partner


                By:    /s/ Mohan V. Phansalker
                     --------------------------------------------
                     Title:  Senior Vice President

                BRANT POINT CBO 1999-1, LTD.


                By:
                     --------------------------------------------
                     Name:
                     Title:

                CANADIAN IMPERIAL BANK OF COMMERCE


                By:
                     --------------------------------------------
                     Name:
                     Title:

                CAPTIVA FINANCE LTD.


                By:
                     --------------------------------------------
                     Name:
                     Title:

                CAPTIVA II FINANCE LTD.


                By:
                     --------------------------------------------
                     Name:
                     Title:

                CAPTIVA III FINANCE LTD.,

                By:      AS ADVISED BY PACIFIC INVESTMENT MANAGEMENT COMPANY


                By:    /s/ David Dyer
                     --------------------------------------------
                     Title:  Director

                CAPTIVA IV FINANCE LTD.,

                By:      AS ADVISED BY PACIFIC INVESTMENT MANAGEMENT COMPANY


                By:    /s/ David Dyer
                     --------------------------------------------
                     Title:  Director

                CARAVELLE INVESTMENT FUND, L.L.C.


                By:
                     --------------------------------------------
                     Name:
                     Title:

                CHASE MANHATTAN BANK


                By:  /s/ Jonathan Twichell
                     --------------------------------------------
                     Title:  Vice President

                CHRISTIANA BANK OG KREDITKASSE ASA


                By:    /s/ Carl Petter Svendsen
                     --------------------------------------------
                     Title:  Senior Vice President


                By:    /s/ Peter M. Dodge
                     --------------------------------------------
                     Title:  Senior Vice President

                CIBC INC.


                By:
                     --------------------------------------------
                     Name:
                     Title:

                COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE


                By:    /s/ Sean Mounier
                     --------------------------------------------
                     Title:  First Vice President



                By:    /s/ Marcus Edward
                     --------------------------------------------
                     Title:  Vice President

                THE CIT GROUP/EQUIPMENT FINANCING, INC.


                By:    /s/ Eric M. Moore
                     --------------------------------------------
                     Title:  Assistant Vice President

                CO BANK, ACB


                By:    /s/ Brian J. Klatt
                     --------------------------------------------
                     Title:  Vice President

                CREDIT LYONNAIS NEW YORK BRANCH


                By:
                     --------------------------------------------
                     Name:
                     Title:

                CRESCENT/MACH I PARTNERS, L.P.

                By:      TCW ASSET MANAGEMENT COMPANY,
                         ITS INVESTMENT MANAGER


                         By:
                             --------------------------------------------
                             Name:
                             Title:

                CYPRESSTREE INSTITUTIONAL FUND, LLC

                By: CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC. ITS MANAGING MEMBER


                By:    /s/ Timothy M. Barns
                     --------------------------------------------
                     Title:  Managing Director

                CYPRESSTREE INVESTMENT FUND, LLC

                By: CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., ITS MANAGING MEMBER


                By:    /s/ Timothy M. Barns
                     --------------------------------------------
                     Title:   Managing Director

                CYPRESSTREE SENIOR FLOATING RATE FUND

                By: CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., AS PORTFOLIO MANAGER


                By:    /s/ Timothy M. Barns
                     --------------------------------------------
                     Title:  Managing Director

                DEBT STRATEGIES FUND III, INC.


                By:    /s/ Andrew C. Liggio
                     --------------------------------------------
                     Title:   Authorized Signatory

                DELANO COMPANY

                By: PACIFIC INVESTMENT MANAGEMENT COMPANY, AS ITS INVESTMENT ADVISOR


                By:    /s/ Mohan V. Phansalker
                     --------------------------------------------
                     Title:  Senior Vice President

                DLJ CAPITAL FUNDING INC.


                By:
                     --------------------------------------------
                     Name:
                     Title:

                DRESDNER BANK AG NEW YORK AND GRAND CAYMAN BRANCHES


                By:    /s/ Christopher E. Sarisky
                     ----------------------------------
                     Title:  Assistant Vice President



                By:    /s/ John R. Morrison
                     ----------------------------------
                     Title:  Vice President

                EA CAYMAN UNIT TRUST-EA/MACKAY
                  HIGH YIELD CAYMAN UNIT TRUST

                By:      MACKAY-SHIELDS FINANCIAL
                         CORPORATION ITS INVESTMENT
                         ADVISOR


                By:
                     ----------------------------------
                     Name:
                     Title:

                EATON VANCE SENIOR INCOME TRUST

                By:      EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR


                By:    /s/ Scott H. Page
                     ----------------------------------
                     Title:  Vice President

                ELC (CAYMAN) LTD. CDO SERIES 1999-1

                By:    /s/ Thomas M. Finke
                     ----------------------------------
                     Title:  Managing Director

                ERSTE BANK DER OESTERREICHISCHEN
                  SPARKASSEN AG


                By:    /s/ Anca Trifan
                     ----------------------------------
                     Title:  Vice President



                By:    /s/ John S. Runnion
                     ----------------------------------
                     Title:  First Vice President

                FEDERAL STREET PARTNERS

                By:
                     ----------------------------------
                     Name:
                     Title:

                FIRST DOMINION FUNDING I


                By:
                     ----------------------------------
                     Name:
                     Title:

                FIRST DOMINION FUNDING II


                By:
                     ----------------------------------
                     Name:
                     Title:

                THE FIRST NATIONAL BANK OF CHICAGO


                By:    /s/ Philip Yarrow
                     ----------------------------------
                     Title:  Director

                FIRST UNION NATIONAL BANK


                By:  ../s/ Andrew Payne
                     ----------------------------------
                     Title:  Vice President

                FIRSTRUST BANK


                By:    /s/ E. A. D'Ancona
                     ----------------------------------
                     Title:  Executive Vice President

                FLEET NATIONAL BANK

                By:    /s/ Michael J. Sullivan
                     ----------------------------------
                     Title:    Vice President

                FLOATING RATE PORTFOLIO

                By:      INVESCO SENIOR SECURED MANAGEMENT, INC., AS
                         ATTORNEY IN FACT

                By:
                     ----------------------------------
                     Name:
                     Title:

                FRANKLIN FLOATING RATE TRUST


                By:
                     ----------------------------------
                     Name:
                     Title:

                FREMONT INVESTMENT & LOAN


                By:    /s/ Marie Chachere
                     ----------------------------------
                     Title:  Vice President

                THE FUJI BANK, LIMITED


                By:    /s/ Peter L. Chinnici
                     ----------------------------------
                     Title:  Senior Vice President &
                             Group Head

                GALAXY CLO 1999-1, LTD.


                By:
                     ----------------------------------
                     Name:
                     Title:

                GENERAL ELECTRIC CAPITAL CORPORATION


                By:    /s/ William E. Magee
                     ----------------------------------
                     Title:  Duly Authorized Signature

                GREAT POINT CLO 1999-1 LTD.


                By:
                     ----------------------------------
                     Name:
                     Title:

                HELLER FINANCIAL, INC.


                By:    /s/ Sheila C. Weimer
                     ----------------------------------
                     Title:  Vice President

                     HIGHLAND LEGACY LIMITED

                      BY: HIGHLAND CAPITAL MANAGEMENT, L.P.
                             AS COLLATERAL MANAGER


                     By:   /s/ Todd Travers
                         Title:  Senior Portfolio Manager

                THE INDUSTRIAL BANK OF JAPAN, LIMITED


                By:  /s/ Walter R. Wolff
                   ------------------------------
                   Title:  Joint General Manager

                IMPERIAL BANK, A CALIFORNIA BANKING
                   CORPORATION

                By:    /s/ Ray Vadalma
                   ------------------------------
                     Title:  Senior Managing Director

                INDOSEUZ CAPITAL FUNDING IIA, LIMITED

                By:      INDOSUEZ CAPITAL AS PORTFOLIO ADVISOR


                By:    /s/ Melissa Marano
                   ------------------------------
                     Title:  Vice President

                INDOSUEZ CAPITAL FUNDING IV, L.P.

                By:      INDOSUEZ CAPITAL AS PORTFOLIO ADVISOR


                By:    /s/ Melissa Marano
                   ------------------------------
                     Title:  Vice President

                THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND, L.P.

                By:      ING CAPITAL ADVISORS LLC,
                         AS INVESTMENT ADVISOR


                By:    /s/ Michael J. Campbell
                   ------------------------------
                     Title:  Senior Vice President &
                             Portfolio Manager

                J.H. WHITNEY MARKET VALUE FUND, L.P.


                By:
                   ------------------------------
                     Name:
                     Title:

                JACKSON NATIONAL LIFE INSURANCE COMPANY

                By: PPM AMERICA, INC., AS ATTORNEY IN FACT, ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY


                By:    /s/ Michael DiRe
                   ------------------------------
                     Title:  Senior Managing Director

                KEMPER FLOATING RATE FUND

                By:  /s/ Mark E. Wittnebel
                   ------------------------------
                     Title:    S.V.P.

                KZH APPALOOSA LLC


                By:    /s/ Peter Chin
                   ------------------------------
                     Title:  Authorized Agent

                KZH CNC LLC


                By:    /s/ Peter Chin
                   ------------------------------
                     Title:  Authorized Agent

                KZH CRESCENT-2 LLC


                By:    /s/ Peter Chin
                   ------------------------------
                     Title:  Authorized Agent

                KZH CYPRESSTREE-1 LLC


                By:    /s/ Virginia Conway
                   ------------------------------
                     Title:  Authorized Agent

                KZH HIGHLAND-2 LLC

                By:        /s/ Peter Chin
                   ------------------------------
                         Title:   Authorized Agent

                KZH ING-1 LLC


                By:    /s/ Peter Chin
                   ------------------------------
                     Title:  Authorized Agent

                KZH ING-3 LLC


                By:    /s/ Peter Chin
                   ------------------------------
                     Title:  Authorized Agent

                KZH IV LLC


                By:    /s/ Peter Chin
                   ------------------------------
                     Title:  Authorized Agent

                KZH PONDVIEW LLC


                By:    /s/ Peter Chin
                   ------------------------------
                     Title:  Authorized Agent

                KZH SHOSHONE LLC


                By:    /s/ Peter Chin
                   ------------------------------
                     Title:  Authorized Agent

                KZH STERLING LLC


                By:    /s/ Peter Chin
                   ------------------------------
                     Title:  Authorized Agent

                KZH SOLEIL-2 LLC


                By:    /s/ Peter Chin
                     -------------------------------------------------------
                     Title:  Authorized Agent

                LEHMAN COMMERCIAL PAPER


                By:
                     -------------------------------------------------------
                         Name:
                         Title:

                LLOYDS TSB BANK PLC

                By:  /s/ Ian Dimmock
                     -------------------------------------------------------
                   Title:   Vice President

                THE 1199 HEALTH CARE EMPLOYEES PENSION FUND

                By:      MACKAY-SHIELDS FINANCIAL CORPORATION ITS INVESTMENT
                         ADVISOR

                By:
                     -------------------------------------------------------
                         Name:
                         Title:

                MAGNETITE ASSET INVESTORS LLC


                By:
                     -------------------------------------------------------
                     Name:
                     Title:

                MEDICAL LIABILITY MUTUAL
                     INSURANCE COMPANY


                By:
                     ------------------------------------------------------
                     Name:
                     Title:

                MERRILL LYNCH PRIME RATE PORTFOLIO


                By:      MERRILL LYNCH ASSET MANAGEMENT, L.P.,
                         AS INVESTMENT ADVISOR

                By:    /s/ Andrew C. Liggio
                     -------------------------------------------------------
                     Title:   Authorized Signatory

                MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.


                By:    /s/ Andrew C. Liggio
                     -------------------------------------------------------
                     Title:  Authorized Signatory

                MERRILL LYNCH SENIOR FLOATING
                     RATE FUND, INC.


                By:    /s/ Andrew C. Liggio
                     -------------------------------------------------------
                     Title:  Authorized Signatory

                MICHIGAN NATIONAL BANK


                By:    /s/ Lisa Davidson McKinnon
                     -------------------------------------------------------
                     Title:  Senior Commercial Relationship Manager

                THE MITSUBISHI TRUST AND BANKING CORPORATION


                By:    /s/ Toshihiro Hayashi
                     -------------------------------------------------------
                     Title:  Senior Vice President

                ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                By:   PILGRIM INVESTMENTS, INC. AS ITS INVESTMENT MANAGER


                      By:
                          --------------------------------------------------
                          Name:
                          Title:

                MONUMENTAL LIFE INSURANCE COMPANY


                By:    /s/ John Bailey
                     -------------------------------------------------------
                     Title:  Vice President

                MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


                By:
                     -------------------------------------------------------
                     Name:
                     Title:

                MOUNTAIN CAPITAL CLO I, LTD.


                By:
                     -------------------------------------------------------
                     Name:
                     Title:

                NATEXIS BANQUE BFCE


                By:    /s/ Evan S. Kraus
                     -------------------------------------------------------
                     Title:  Assistant Vice President



                By:    /s/ Frank H. Madden, Jr.
                     -------------------------------------------------------
                     Title:  Vice President & Group Manager

                STEIN ROE & FARNHAM CLO I LTD.,

                By: STEIN ROE & FARNHAM INCORPORATED,
                     AS PORTFOLIO MANAGER

                By:    /s/ Brian Good
                     -------------------------------------------------------
                     Title:  Vice President and Portfolio Manager

                NORSE CBO, LTD.

                By:      PETERSON CAPITAL MANAGEMENT, LLC AS ITS INVESTMENT
                         ADVISOR

                By: PETERSON CAPITAL ADVISORS, LLC ITS MANAGER AND PURSUANT TO DELEGATED AUTHORITY


                By:
                     -------------------------------------------------------
                     Name:
                     Title:

                NORTH AMERICAN SENIOR FLOATING RATE FUND

                By: CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., AS PORTFOLIO MANAGER


                By:    /s/ Timothy M. Barns
                     -------------------------------------------------------
                     Title:   Managing Director

                NORTHWOODS CAPITAL, LIMITED

                By:      ANGELO, GORDON & CO., L.P., AS COLLATERAL MANAGER


                By:    /s/ Jeffrey H. Aronson
                     -------------------------------------------------------
                     Title:  Authorized Signatory

                OAK HILL SECURITIES FUND, L.P.

                By:      OAK HILL SECURITIES GENPAR, L.P.,
                         ITS GENERAL PARTNER


                By:      OAK HILL SECURITIES MGP, INC.,
                         ITS GENERAL PARTNER


                By:    /s/ Scott D. Krase
                     --------------------------------------------
                     Title:  Vice President

                OAK MOUNTAIN LIMITED

                By:      ALLIANCE CAPITAL MANAGEMENT L.P., AS INVESTMENT
                         MANAGER

                By:      ALLIANCE CAPITAL MANAGEMENT CORPORATION, AS GENERAL
                         PARTNER


                By:    /s/ Kenneth G. Ostmann
                     --------------------------------------------
                     Title:  Vice President

                OCTAGON LOAN TRUST

                By:      OCTAGON CREDIT INVESTORS, AS MANAGER,
                         AS A LENDER


                By:    /s/ Michael Nechankin
                     --------------------------------------------
                     Title:  Portfolio Manager

                OLYMPIC FUNDING TRUST, SERIES 1999-1


                By:    /s/ Kelly C. Walker
                     --------------------------------------------
                     Title:  Authorized Agent

                ORIX USA CORPORATION


                By:
                     --------------------------------------------
                     Name:
                     Title:

                OSPREY INVESTMENTS PORTFOLIO

                By:      CITIBANK, N.A., AS MANAGER


                By:
                     --------------------------------------------
                     Name:
                     Title:

                OXFORD STRATEGIC INCOME FUND

                By:      EATON VANCE MANAGEMENT, AS INVESTMENT ADVISOR


                By:    /s/ Scott H. Page
                     --------------------------------------------
                     Title:  Vice President

                PACIFIC LIFE INSURANCE COMPANY


                By:
                     --------------------------------------------
                     Name:
                     Title:


                By:
                     --------------------------------------------
                     Name:
                     Title:

                PACIFIC REDWOOD CBO


                By:
                     --------------------------------------------
                     Name:
                     Title:

                PARIBAS CAPITAL FUNDING LLC


                By:
                     --------------------------------------------
                     Name:
                     Title:

                PERSEUS CDO I, LIMITED


                By:    /s/ John B. Wheeler
                     --------------------------------------------
                     Title:  Managing Director

                PILGRIM PRIME RATE TRUST

                By:      PILGRIM INVESTMENTS, INC.,
                         AS ITS INVESTMENT MANAGER


                By:
                     --------------------------------------------
                     Name:
                     Title:

                PUTNAM DIVERSIFIED INCOME TRUST


                By:
                     --------------------------------------------
                     Name:
                     Title:

                PUTNAM DIVERSIFIED INCOME TRUST II


                By:
                     --------------------------------------------
                     Name:
                     Title:

                PUTNAM FUNDS TRUST-PUTNAM HIGH YIELD TRUST II


                By:
                     --------------------------------------------
                     Name:
                     Title:

                PUTNAM HIGH YIELD TOTAL RETURN FUND


                By:
                     --------------------------------------------
                     Name:
                     Title:

                PUTNAM MASTER INCOME TRUST


                By:
                     --------------------------------------------
                     Name:
                     Title:

                PUTNAM MASTER INTERMEDIATE INCOME TRUST


                By:
                     --------------------------------------------
                     Name:
                     Title:

                PUTNAM PREMIER INCOME TRUST


                By:
                     --------------------------------------------
                     Name:
                     Title:

                PUTNAM VARIABLE TRUST-PVT DIVERSIFIED INCOME FUND


                By:
                     --------------------------------------------
                     Name:
                     Title:

                PUTNAM VARIABLE TRUST-PVT HIGH YIELD FUND


                By:
                     --------------------------------------------
                     Name:
                     Title:

                ROYALTON COMPANY

                By: PACIFIC INVESTMENT MANAGEMENT COMPANY, AS ITS INVESTMENT ADVISOR

                By:      PIMCO MANAGEMENT INC.,
                         A GENERAL PARTNER


                By:    /s/ Mohan V. Phansalker
                   ----------------------------------
                     Title:  Senior Vice President

                SAAR HOLDINGS CDO, LIMITED


                By:    /s/ John B. Wheeler
                   ----------------------------------
                     Title:  Managing Director

                SENIOR DEBT PORTFOLIO

                By:      BOSTON MANAGEMENT AND RESEARCH, AS INVESTMENT
                         ADVISOR


                By:    /s/ Scott H. Page
                   ----------------------------------
                     Title:  Vice President

                SEQUILS-PILGRIM I, LTD.

                By:      PILGRIM INVESTMENTS, INC. AS ITS INVESTMENT MANAGER


                By:    /s/ Charles E. LeMieux, CFA
                   ----------------------------------
                     Title:  Assistant Vice President

                SEQUILS I, LTD

                By:      TCW ADVISORS, INC. AS ITS COLLATERAL MANAGER


                By:
                   ----------------------------------
                     Name:
                     Title:


                By:
                   ----------------------------------
                     Name:
                     Title:

                SOUTHERN PACIFIC BANK


                By:    /s/ Cheryl A. Wasilewski
                   ----------------------------------
                     Title:  Senior Vice President

                SRF TRADING, INC.


                By:    /s/ Kelly C. Walker
                   ----------------------------------
                     Title:  Vice President

                SRV-HIGHLAND, INC.


                By:
                   ----------------------------------
                     Name:
                     Title:

                STOCKSPLUS LP SUBFUND B (ACCT 400)

                By: PACIFIC INVESTMENT MANAGEMENT COMPANY, AS ITS INVESTMENT ADVISOR, ACTING THROUGH INVESTORS FIDUCIARY TRUST COMPANY IN THE NOMINEE NAME OF IFTCO

                By:      PIMCO MANAGEMENT INC.,
                         A GENERAL PARTNER


                By:    /s/ Mohan V. Phansalker
                   ----------------------------------
                     Title:  Senior Vice President

                THE SUMITOMO BANK, LTD


                By:    /s/ Suresh S. Tata
                   ----------------------------------
                     Title:   Senior Vice President

                SUTTER CBO 1998-1 LTD.

                By:      WELLS FARGO BANK, N.A., ITS ATTORNEY-IN-FACT


                By:    /s/ Christine C. Rotter
                   ----------------------------------
                     Title:  Vice President

                TEACHERS' RETIREMENT SYSTEM OF LOUISIANA

                By:      MACKAY-SHIELDS FINANCIAL CORPORATION ITS INVESTMENT
                         ADVISOR


                By:
                   ----------------------------------
                     Name:
                     Title:

                MAINSTAY VP SERIES FUND, INC., ON BEHALF OF ITS HIGH YIELD
                     CORPORATE BOND PORTFOLIO

                By:      MACKAY-SHIELDS FINANCIAL CORPORATION ITS INVESTMENT
                         ADVISOR


                By:
                   ----------------------------------
                     Name:
                     Title:

                TORONTO DOMINION (NEW YORK), INC.


                By:    /s/ Jorge A. Garcia
                   ----------------------------------
                     Title:  Vice President

                TRANSAMERICA BUSINESS CREDIT CORPORATION


                By:    /s/ Perry Vavoules
                   ----------------------------------
                     Title:  Senior Vice President

                TRAVELERS CORPORATE LOAN FUND, INC.

                By:      TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION


                By:
                   ----------------------------------
                     Name:
                     Title:

                THE TRAVELERS INSURANCE COMPANY


                By:
                   ----------------------------------
                     Name:
                     Title:

                TRITON CBO III, LIMITED

                By:      INVESCO SENIOR SECURED MANAGEMENT, INC., AS
                         INVESTMENT ADVISOR


                By:
                   ----------------------------------
                     Name:
                     Title:

                UNION BANK OF CALIFORNIA, N.A.


                By:    /s/ Henry G. Montgomery
                   ----------------------------------
                     Title:  Vice President

                VAN KAMPEN PRIME RATE INCOME TRUST


                By:    /s/ Darvin Pierce
                   ----------------------------------
                     Title:  VP

                WACHOVIA BANK, N.A.


                By:    /s/ Debra L. Coheley
                   ----------------------------------
                     Title:  Senior Vice President